                                                                                                                          Exhibit 32.1

                                               Certification Pursuant to
                                                18 U.S.C. Section 1350,
                                                As Adopted Pursuant to
                              Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Wisconsin Energy Corporation (the "Company") on
Form 10-K for the period ended December 31, 2005, as filed with the Securities and
Exchange Commission on March 2, 2006 (the "Report"), I, Gale E. Klappa, as Chief
Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

        (1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

        (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/GALE E. KLAPPA
Gale E. Klappa
Chief Executive Officer
March 2, 2006